UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2018 (July 31, 2018)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Amended and Restated Exempted Limited Partnership Agreement
On July 31, 2018, Third Point Reinsurance Ltd. (together with its wholly owned subsidiaries, “Third Point Re” or the “Company”), Third Point Reinsurance Company Ltd. ("Third Point Re BDA") and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”) entered into the Amended and Restated Exempted Limited Partnership Agreement (“LPA”) of Third Point Enhanced LP (“TP Fund”) with Third Point Advisors LLC (“TP GP”) and others, effective August 31, 2018. In accordance with the LPA, TP GP will serve as the general partner of TP Fund. On July 31, 2018, Third Point Re BDA and Third Point Re USA, together the “TPRE Limited Partners”, and TP Fund executed a Subscription Agreement pursuant to which the TPRE Limited Partners will transfer assets and related liabilities (other than certain collateral assets) from their separate accounts to TP Fund, and TP Fund will issue limited partner interests to the TPRE Limited Partners proportionate to and based on the net asset value of the assets and related liabilities transferred by each such entity on the applicable transfer date. Certain collateral assets consisting of debt securities and restricted cash will not be transferred to TP Fund. Such collateral assets will be managed by Third Point LLC under a separate investment management agreement. Third Point Re BDA and Third Point Re USA will begin transferring the assets and related liabilities from their separate accounts to TP Fund on August 31, 2018, and substantially all of the assets are expected to be transferred by September 30, 2018. The Amended and Restated Joint Venture and Investment Management Agreement dated June 22, 2016 between Third Point Re, Third Point Re BDA, Third Point LLC and TP GP and the Amended and Restated Joint Venture and Investment Management Agreement dated June 22, 2016 between Third Point Re USA, Third Point Re (USA) Holdings Inc., Third Point LLC and TP GP (the “Existing Agreements”) will terminate on the date that all assets and related liabilities to be transferred to TP Fund under the Subscription Agreement, described below, have been transferred to TP Fund.
Pursuant to an Investment Management Agreement between Third Point LLC and TP Fund dated July 31, 2018 (the “TP Fund IMA”), Third Point LLC will be the investment manager for TP Fund. The TP Fund IMA will continue until terminated by any party thereto upon 90 days’ prior written notice to the other party. Pursuant to the TP Fund IMA, TP Fund will pay to Third Point LLC a monthly management fee equal to 0.125% (1.5% per annum) of the net asset value of TP Fund (determined as of the beginning of the month before the accrual of the performance allocation) multiplied by an exposure multiplier. The exposure multiplier will be computed by dividing the average of the daily investment exposure leverage of TP Fund by the average of the daily investment exposure leverage of Third Point Offshore Master Fund L.P. In addition, TP Fund will reimburse Third Point LLC for certain expenses incurred by Third Point LLC in connection with the TP Fund IMA. The TP Fund IMA includes provisions limiting liability of Third Point LLC and its affiliates to specified circumstances and providing for indemnification by TP Fund for certain losses suffered by Third Point LLC or its affiliates.
The Company expects its overall investment exposures, returns, fees paid to Third Point LLC and TP GP as well as the investment guidelines, liquidity and redemption rights to be generally similar under the new LPA and TP Fund compared to what would have been expected under the separate accounts managed under the Existing Agreements, assuming similar underlying investment portfolio returns and exposure levels. However, there can be no assurance of such results.
In accordance with the investment guidelines under the LPA, the underlying investment portfolio of TP Fund will be managed on a basis that is substantially equivalent to Third Point Offshore Master Fund L.P., which is managed by Third Point LLC, but with increased exposures through the use of additional financial leverage. The leverage of TP Fund will be managed based on the terms of the LPA to generally target a “leverage factor” of (a) one and one half times (1.5x) for investments in liquid securities and (b) one time (1x) for investments in illiquid securities and ABS securities, in each case, as determined by TP GP in its sole discretion. In addition, pursuant to the LPA, TP GP will be required to apply the following limitations for TP Fund: (1) Composition of Investments: at least 60% of the investment portfolio will be held in debt and equity securities of publicly traded companies and governments of the Organization of Economic Co-operation and Development (“OECD”) high income countries, asset backed securities, cash, cash equivalents and gold and other precious metals; (2) Concentration of Investments: other than cash, cash equivalents and United States government obligations, TP Fund’s total exposure to any one issuer or entity will constitute no more than 15% (multiplied by the exposure multiplier described above) of the investment portfolio’s total exposure; (3) Liquidity: the portfolio of TP Fund will be invested in such fashion that the Company has a reasonable expectation that it can meet any of its liabilities as they become due; and (4) Net Exposure Limits: the net exposure may not exceed two times net asset value for more than 10 trading days in any 30-trading day period. Net exposure represents the short exposure subtracted from the long exposure in a given category. Under the LPA, the TPRE Limited Partners will have the right to withdraw funds weekly from TP Fund to pay claims and expenses as needed, to meet capital adequacy requirements and to satisfy financing obligations. The TPRE Limited Partners may also withdraw their investment upon the occurrence of certain events specified in the LPA and may withdraw their investment in full on December 31, 2021 and each successive three-year anniversary of such date. The term of TP Fund shall continue until the occurrence of certain events described in the LPA.

With respect to each of the TPRE Limited Partners, TP GP will receive a performance allocation equal to 20% of the net investment income allocated to each limited partner’s capital account in TP Fund. The performance allocation will be calculated at the end of each fiscal year of TP Fund as 20% of the net increase, if any, allocated to the limited partner’s capital account in TP Fund for such fiscal year, minus the management fee and any loss recovery account balance relating to such capital account.
A copy of the Amended and Restated Exempted Limited Partnership Agreement is furnished herewith as Exhibit 10.33 and incorporated by reference herein. The foregoing description of the Amended and Restated Exempted Limited Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document.
Subscription Agreement
As discussed above, on July 31, 2018, the TPRE Limited Partners and TP Fund executed a Subscription Agreement pursuant to which the TPRE Limited Partners will transfer certain assets and related liabilities from their separate accounts to TP Fund over a number of transfer dates beginning on August 31, 2018, and TP Fund will issue limited partner interests proportionate to and based on the net asset value of the assets and related liabilities transferred on each applicable transfer date.
The Subscription Agreement includes provisions limiting liability of TP GP and its affiliates to specified circumstances and providing for indemnification by the TPRE Limited Partners for certain losses incurred by TP GP and its affiliates.
A copy of the Subscription Agreement is attached as Exhibit 10.34 and incorporated by reference herein. The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document.
Collateral Assets Investment Management Agreement
On July 31, 2018, Third Point Re BDA and Third Point Re USA entered into an investment management agreement with Third Point LLC (the “Collateral Assets IMA”), effective August 31, 2018, pursuant to which Third Point LLC will serve as investment manager of certain collateral assets that are not expected to be transferred to TP Fund. The Collateral Assets IMA will continue in effect for so long as either Third Point Re BDA or Third Point Re USA remains a limited partner of TP Fund.
The Collateral Assets IMA includes provisions limiting liability of Third Point LLC and its affiliates to specified circumstances and providing for indemnification by Third Point Re BDA and Third Point Re USA for certain losses incurred by Third Point LLC and its affiliates.
Third Point Re BDA and Third Point Re USA will be responsible for any and all third party expenses incurred by them or on their behalf that are directly attributable to the management of the collateral assets, other than those borne by Third Point LLC. No asset-based or performance-based compensation will be paid to Third Point LLC by Third Point Re BDA or Third Point Re USA under the Collateral Assets IMA.
Upon three business days’ prior written notice, Third Point Re BDA and Third Point Re USA may withdraw all or a portion of the collateral assets effective as of any calendar month end or on the close of business on each Wednesday during a month.
A copy of the Collateral Assets IMA is furnished herewith as Exhibit 10.35 and incorporated by reference herein. The foregoing description of the Collateral Assets IMA does not purport to be complete and is qualified in its entirety by reference to the full text of such document.
Unsecured Revolving Credit and Letter of Credit Facility Agreement
On July 31, 2018, Third Point Re, Third Point Re BDA and Third Point Re USA entered into an Unsecured Revolving Credit and Letter of Credit Facility Agreement (the “Credit Agreement”) with SunTrust Bank, SunTrust Robinson Humphrey, Inc., RBC Capital Markets and ING Capital.
The Credit Agreement provides for the issuance of up to $200.0 million of letters of credit to support obligations in connection with the reinsurance business of Third Point Re BDA and Third Point Re USA. Letters of credit fees are payable on account of each letter of credit issued under the unsecured facility at a rate of 1.50% per annum and the commitment fee is 0.20% per annum. The Credit Agreement expires on July 30, 2019.
The Credit Agreement contains covenants that include, among other things:

(i)	the requirement that the Company initially maintain a minimum level of consolidated net worth of at least $1,114.2 million,

(ii)	the requirement that the Company maintain at all times a consolidated total debt to consolidated total capital ratio not greater than 0.35:1.00, and

(iii)	the requirement that Third Point Re BDA and Third Point Re USA both maintain a financial strength rating of at least “A-” through November 30, 2018 and “B++” thereafter by A.M. Best.
In addition, the Credit Agreement contains customary negative covenants applicable to the Company and its subsidiaries, including limitations on the ability to pay dividends and other payments in respect of equity interests at any time that the Company is otherwise in default with respect to certain provisions under the respective Credit Agreement, limitations on the ability to incur liens, sell assets, merge or consolidate with others, enter into transactions with affiliates, and limitations on the ability of its subsidiaries to incur indebtedness. The Credit Agreement also contains customary affirmative covenants, representations and warranties and events of default for credit facilities of its type.
A copy of the Credit Agreement is attached as Exhibit 10.36 and incorporated herein by reference herein. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such documents.

Item 1.02	Termination of a Material Definitive Agreement.
Termination of Joint Venture and Investment Management Agreements
On July 31, 2018, Third Point Re BDA and Third Point Re entered into a letter agreement with Third Point LLC and TP GP, and Third Point Re USA and Third Point Re (USA) Holdings entered into a letter agreement with Third Point LLC and TP GP, terminating the Existing Agreements (the “Termination Agreements”). In conjunction with the LPA and Subscription Agreement described above, Third Point Re BDA and Third Point Re USA will transfer legal title of all assets and related liabilities from the joint ventures to TP Fund beginning on August 31, 2018, and all collateral assets held in the joint ventures will be managed by Third Point LLC pursuant to the Collateral Assets IMA. The termination agreements waive any provisions in the Existing Agreements that would otherwise prohibit such transfer. In accordance with these termination agreements, the Existing Agreements will terminate on the date that all assets and related liabilities to be transferred to TP Fund under the Subscription Agreement have been transferred to TP Fund.
Copies of the Termination Agreements are attached as Exhibit 10.37 and Exhibit 10.38 and incorporated by reference herein. The foregoing description of the Termination Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

Item 2.02	Results of Operations and Financial Condition.
On July 31, 2018, Third Point Reinsurance Ltd. issued a press release reporting its financial results as of and for the second quarter ended June 30, 2018. A copy of the press release is furnished herewith as Exhibit 99.1. In addition, a copy of the Third Point Reinsurance Ltd. Financial Supplement as of and for the second quarter ended June 30, 2018 is furnished herewith as Exhibit 99.2.
The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation.
Unsecured Revolving Credit and Letter of Credit Facility Agreement
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.33
Amended and Restated Exempted Limited Partnership Agreement of Third Point Enhanced LP, between Third Point Advisors LLC, as General Partner, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd., Third Point Reinsurance (USA) Ltd., and the initial limited partner, dated as of July 31, 2018

10.34	Subscription Agreement among Third Point Enhanced LP, Third Point Reinsurance Company Ltd., and Third Point Reinsurance (USA) Ltd., dated as of July 31, 2018
10.35	Collateral Assets Investment Management Agreement among Third Point LLC, Third Point Reinsurance Company Ltd., and Third Point Reinsurance (USA) Ltd., dated as of July 31, 2018
10.36
Unsecured Revolving Credit and Letter of Credit Facility Agreement among Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd., and Third Point Reinsurance (USA) Ltd., and SunTrust Bank, SunTrust Robinson Humphrey, Inc., RBC Capital Markets and ING Capital as Joint Lead Arrangers and Joint Bookrunners, dated as of July 31, 2018

10.37	Termination Agreement among Third Point Reinsurance Company Ltd., Third Point Reinsurance Ltd., Third Point LLC and Third Point Advisors LLC, dated July 31, 2018
10.38	Termination Agreement among Third Point Re (USA) Holdings Inc., Third Point Reinsurance (USA) Ltd., Third Point LLC and Third Point Advisors LLC, dated as of July 31, 2018
99.1	Earnings Press Release dated July 31, 2018.
99.2	Financial Supplement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2018	/s/ Christopher S. Coleman
	Name:	Christopher S. Coleman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.33
Amended and Restated Exempted Limited Partnership Agreement of Third Point Enhanced LP, between Third Point Advisors LLC, as General Partner, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd., Third Point Reinsurance (USA) Ltd., and the initial limited partner, dated as of July 31, 2018

10.34	Subscription Agreement among Third Point Enhanced LP, Third Point Reinsurance Company Ltd., and Third Point Reinsurance (USA) Ltd., dated as of July 31, 2018
10.35	Collateral Assets Investment Management Agreement among Third Point LLC, Third Point Reinsurance Company Ltd., and Third Point Reinsurance (USA) Ltd., dated as of July 31, 2018
10.36
Unsecured Revolving Credit and Letter of Credit Facility Agreement among Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd., and Third Point Reinsurance (USA) Ltd., and SunTrust Bank, SunTrust Robinson Humphrey, Inc., RBC Capital Markets and ING Capital as Joint Lead Arrangers and Joint Bookrunners, dated as of July 31, 2018

10.37	Termination Agreement among Third Point Reinsurance Company Ltd., Third Point Reinsurance Ltd., Third Point LLC and Third Point Advisors LLC, dated July 31, 2018
10.38	Termination Agreement among Third Point Re (USA) Holdings Inc., Third Point Reinsurance (USA) Ltd., Third Point LLC and Third Point Advisors LLC, dated as of July 31, 2018
99.1	Earnings Press Release dated July 31, 2018.
99.2	Financial Supplement.